POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Stephen H. Marcus

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Stephen H. Marcus
Stephen H. Marcus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Diane Marcus Gershowitz

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Diane Marcus Gershowitz
Diane Marcus Gershowitz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Daniel F. McKeithan, Jr.

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Daniel F. McKeithan, Jr.
Daniel F. McKeithan, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Allan H. Selig

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Allan H. Selig
Allan H. Selig

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Timothy E. Hoeksema

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Timothy E. Hoeksema
Timothy E. Hoeksema

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Bruce J. Olson

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Bruce J. Olson
Bruce J. Olson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Philip L. Milstein

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Philip L. Milstein
Philip L. Milstein

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Bronson J. Haase

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ Bronson J. Haase
Bronson J. Haase

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

James D. Ericson

hereby constitute and appoint Gregory S. Marcus and Douglas A. Neis, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of The Marcus Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be issued pursuant to The Marcus Corporation 2004 Equity and Incentive Awards Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of October, 2011.

/s/ James D. Ericson
James D. Ericson